Portfolio of Investments (unaudited)
NEW YORK TAX EXEMPT FUND
September 30, 2019

Principal
Amount		Security	Value
		MUNICIPAL BONDS—97.4%
		Airport—3.8%
$1,000	M	New York State Transportation Dev. Corp. 5% 1/1/2033	$1,200,340
		Niagara Frontier Transportation Authority:
715	M	5% 4/1/2033	880,644
775	M	5% 4/1/2035	947,468
750	M	5% 4/1/2037	911,212
350	M	5% 4/1/2039	422,513
1,100	M	Westchester County Indl. Dev. Agy. Facs. Rev. 7% 6/1/2046	1,244,815
			5,606,992
		Appropriation—4.6%
730	M	Hudson Yards Infra. Corp. 5.75% 2/15/2047	771,559
1,000	M	New York City Trans. Fin. Auth. Bldg. Aid Rev. 5% 7/15/2037	1,241,990
		New York State Dormitory Authority Revenue:
1,545	M	City University 6% 7/1/2020	1,598,781
500	M	State University 5.25% 5/15/2021	521,850
2,600	M	Syracuse Indl. Dev. Agy. Sch. Fac. Rev. 5% 5/1/2027	2,751,372
			6,885,552
		Continuing Care Retirement Communities—.4%
572	M	Nassau County Indl. Dev. Agy. Rev. 6.5% 1/1/2034	580,939
		Education—20.1%
700	M	Build New York City Resource Corp. 5.75% 2/1/2049	746,102
		Dutchess County Local Development Corp. Revenue:
1,000	M	5% 7/1/2035	1,219,980
1,000	M	5% 7/1/2036	1,217,130
1,000	M	5% 7/1/2037	1,212,480
		Madison County Capital Resource Corp. Revenue:
1,000	M	5% 7/1/2035	1,175,800
1,000	M	5% 7/1/2039	1,166,830
1,000	M	Monroe Indl. Dev. Corp. Rev. 5% 7/1/2037	1,222,110
		New York State Dormitory Authority Revenue:
1,020	M	Colgate University 6% 7/1/2021	1,077,885
		New York University:
2,000	M	5% 7/1/2036	2,428,300
1,000	M	5% 7/1/2037	1,130,460
2,000	M	5% 7/1/2039	2,410,560
500	M	Skidmore College 5% 7/1/2027	531,035
1,645	M	State University of New York 5% 7/1/2042	1,987,703
		State University of New York Student Housing:
1,050	M	5% 7/1/2035	1,315,093
2,200	M	5% 7/1/2037	2,734,644
300	M	Vaughn College 5.5% 12/1/2046	327,186
1,000	M	Onondaga County Cultural Resource Rev. 5% 12/1/2030	1,147,960
		Saratoga County Cap. Res. Corp. Revenue:
3,570	M	5% 7/1/2043	4,327,447
1,000	M	5% 7/1/2048	1,208,630
1,100	M	Schenectady County Cap. Res. Corp. 5% 1/1/2040	1,305,667
			29,893,002
		Electric—9.2%
		Long Island Power Auth. Electric System Revenue:
2,000	M	5% 9/1/2039	2,459,220
1,000	M	5% 9/1/2041	1,188,110
3,210	M	5% 9/1/2042	3,875,465
1,200	M	5% 9/1/2044	1,368,540
4,000	M	Utility Debt Securitization Auth. 5% 12/15/2034	4,844,520
			13,735,855
		General Obligation—6.2%
		Erie County:
500	M	5% 9/15/2030	641,985
825	M	5% 9/15/2031	1,054,688
		New York City:
3,000	M	5% 12/1/2034	3,636,420
1,895	M	5% 4/1/2035	2,357,399
1,000	M	5% 4/1/2039	1,229,680
375	M	New York State Dormitory Authority Rev. 5.625% 10/1/2029	376,260
			9,296,432
		Health Care—.8%
1,140	M	New York State Dorm authority (NYSARC) 5% 7/1/2025	1,171,236
		Housing—2.0%
1,000	M	Buffalo & Erie Cnty. Indl. Dev. Corp. Rev. 6% 10/1/2031	1,066,550
1,840	M	New York City Hsg. Dev. Corp. Rev. (Multi-Family Hsg. Rev.)
		5% 11/1/2026	1,939,912
			3,006,462
		Lease—3.7%
		New York City Indl. Dev. Agy. Revenue:
1,250	M	Queens Baseball Stadium Pilot 6.125% 1/1/2029	1,254,888
1,000	M	Yankee Stadium Pilot 7% 3/1/2049	1,005,260
2,500	M	New York State Dormitory Authority Rev. (Court Facs. Lease)
		5.5% 5/15/2027	3,226,825
			5,486,973
		Other Revenue—2.9%
3,565	M	New York State Dormitory Authority
		School Dist. Brd. Fing. 5% 10/1/2042	4,342,919
		Other Tax—20.0%
		Metropolitan Transportation Authority New York:
3,000	M	5% 11/15/2035	3,718,830
3,500	M	5% 11/15/2036	4,242,665
		New York City Transitional Fin Auth Revenue:
2,500	M	5% 2/1/2028	2,620,825
1,000	M	5% 11/1/2033	1,038,920
2,000	M	5% 8/1/2042	2,294,120
1,000	M	New York State Convention Center Dev. Corp. Rev. 5% 11/15/2040	1,182,610
		New York State Dormitory Authority Revenue:
5,000	M	Personal Income Tax 5% 3/15/2040	6,172,600
		Sales Tax Revenue:
3,000	M	5% 3/15/2036	3,716,610
3,250	M	5% 3/15/2038	3,643,023
750	M	Puerto Rico Sales Tax Rev. 4.75% 7/1/2053	780,000
		Virgin Islands Public Finance Authority:
170	M	5% 10/1/2029	170,745
250	M	4% 10/1/2033	245,465
			29,826,413
		Pre-Refunded/Escrowed-to-Maturity—.7%
30	M	Hudson Yards Infra. Corp. 5.75% 2/15/2021 (a)	31,840
1,000	M	New York State Dormitory Authority Rev.
		(Fordham University) 5% 7/1/2021 (a)	1,067,830
			1,099,670
		Tobacco—1.3%
		Suffolk Tobacco Asset Securitization Corporation:
150	M	6.625% 6/1/2044	158,311
175	M	6% 6/1/2048	175,303
750	M	TSASC Inc. NY Tobacco Settlement 5% 6/1/2045	748,875
750	M	Westchester Tobacco Asset Securitization 5% 6/1/2045	768,090
			1,850,579
		Toll & Turnpike—2.7%
		New York State Thruway Auth. Revenue:
1,000	M	5% 1/1/2031	1,173,630
2,450	M	5% 1/1/2032	2,865,349
			4,038,979
		Transportation—9.9%
1,375	M	Guam Port Authority Port Rev. 5% 7/1/2048	1,628,426
1,435	M	New York Thruway 5% 1/1/2035	1,790,421
		Port Authority of New York & New Jersey:
5,000	M	5% 11/15/2036	5,968,800
2,500	M	5% 10/15/2042	3,020,100
2,000	M	Triborough Bridge & Tunnel Auth. 5% 11/15/2041	2,382,360
			14,790,107
		Water/Sewer—9.1%
		Buffalo Muni. Water Fin. Auth. Revenue:
500	M	5% 7/1/2029	594,755
250	M	5% 7/1/2030	296,007
250	M	5% 7/1/2031	295,117
300	M	5% 7/1/2032	352,743
		New York City Muni. Water Fin. Auth. Revenue:
2,750	M	6% 6/15/2021	2,976,160
2,000	M	5% 6/15/2039	2,350,280
2,500	M	5% 6/15/2040	3,058,625
2,175	M	New York State Environmental Facs. Corp. 5% 6/15/2043	2,682,776
		Western Nassau County Water Auth. Revenue:
500	M	5% 4/1/2034	587,125
300	M	5% 4/1/2035	351,756
			13,545,344

Total Market Value of Municipal Bonds (cost $133,689,819)	97.4%	145,157,454
Other Assets, Less Liabilities	2.6	3,855,001
Net Assets	100.0%	$149,012,455

At September 30, 2019, the cost of municipal investments for federal income tax purposes was $133,689,819. Accumulated net unrealized appreciation on investment was $11,467,635, consisting of $11,476,080 gross unrealized appreciation and $8,445 gross unrealized depreciation.

FOOTNOTES

(a)	Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

1. Security Valuation—The municipal securities in which the Funds invest are traded primarily in the over-the-counter markets. Such securities are valued daily based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (“the Board”). The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers and other available information in determining value. If prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities are valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, the Funds may value the defaulted bond daily based upon the value of a comparable bond which is not in default. In selecting a comparable bond, the Funds will consider security type, rating, market condition and yield.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Municipal bonds are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term tax exempt investments are categorized in Level 2. Securities that are fair valued by the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3
Investments in Municipal Bonds*
New York	$-	$145,157,454	$-

*	The portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund for the period ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

2. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost is determined, and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Interest income is earned from settlement date and recorded on the accrual basis. Bond premiums and discounts on securities are accreted or amortized using the interest method. Interest Income on zero coupon bonds is accrued daily at the effective interest rate. Estimated expenses are accrued daily.

3. Derivatives—The Funds may invest in derivatives such as futures contracts, options on futures contracts (“options”), inverse floating rate securities (“inverse floaters”), interest rate swap agreements (“swap agreements”) and Municipal Market Data rate locks (“MMD Rate Locks”) to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the Funds’ adviser, FIMCO, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. For the period ended September 30, 2019, the Fund held no investments in futures contracts.

Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floater may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

The Funds may enter into transactions in which they transfer fixed rate bonds to trusts in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The inverse floating rate securities issued in connection with the trusts give the Funds the right (1) to cause the holders of the floating rate notes to be tendered at par and (2) to transfer the fixed rate bond from the trusts to the Funds, thereby collapsing the trusts. The Funds account for these transactions as secured borrowings, with the fixed rate bonds remaining in the Funds' investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "floating rate notes issued” in the Statements of Assets and Liabilities. The notes issued by the trusts have interest rates that generally reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the floating rate notes, are included in the Statements of Operations. For the period ended September 30, 2019, the Fund had no investments in inverse floaters that were acquired through exchanges with trusts.

Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio. Swap agreements are marked-to-market daily based on valuations provided by a pricing service and changes in value, if any, are recorded as unrealized appreciation or depreciation in the Statements of Operations. Gains or losses are realized upon early termination of the swap agreements. Risks may exceed the amounts shown in the Statements of Assets and Liabilities. These risks include failure of the counterparty to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. For the period ended September 30, 2019, the Fund had no investments in swap agreements.

An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. There is no payment made or received at inception of the MMD Rate Lock. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to an MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by a Fund. The use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions. If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. For the period ended September 30, 2019, the Fund had no investments in MMD Rate Locks.